ACQUISITIONS - Allocation purchase price (Details) - Santa Gertrudis Project $ in Thousands	Nov. 01, 2017 USD ($)
Total purchase price:
Cash paid for acquisition	$ 71,999
Loan obligation set-off	7,621
Total purchase price to allocate	79,620
Fair value of assets acquired and liabilities assumed:
Mining properties	79,201
Cash and cash equivalents	10
Other current assets	1,214
Accounts payable and accrued liabilities	(805)
Net assets acquired	$ 79,620